      As filed with the Securities and Exchange Commission on June 19, 2002
                           Registration No. 333-75620

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      --------------------------------------------------------------------
                             ROUGE INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)
      --------------------------------------------------------------------

           Delaware                                       38-3340770
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

3001 Miller Road, P.O. Box 1699, Dearborn, MI             48121-1699
 (Address of principal executive offices)                 (Zip Code)


            ROUGE STEEL COMPANY 2002 STOCK INCENTIVE PLAN, AS AMENDED
                            (Full title of the plan)


                               Carl L. Valdiserri
                               Rouge Steel Company
                                3001 Miller Road
                                  P.O. Box 1699
                             Dearborn, MI 48121-1699
                                 (313) 317-8900
                     (Name and address of agent for service)
                                 (248) 477-6240
          (Telephone number, including area code, of agent for service)
  ----------------------------------------------------------------------------
                                    Copy to:
                             D. Kerry Crenshaw, Esq.
                                 CLARK HILL PLC
                         500 Woodward Avenue, Suite 3500
                          Detroit, Michigan 48226-3435
                                 (313) 965-8300

                                EXPLANATORY NOTE

     Rouge Industries, Inc. (the "Registrant" or the "Company") files this Post-Effective Amendment No. 1 to its Registration Statement on Form S-8 (Registration No. 333-75620) with the Securities and Exchange Commission (the "Commission") for the purpose of reducing the number of shares being registered under the Rouge Steel Company 2002 Stock Incentive Plan (the "Plan") by 50,000 so that the total number of shares registered under the Plan is 450,000. The 50,000 shares were then added to the Rouge Steel Company Outside Director Equity Plan, (As Amended and Restated Effective April 1, 2001), as amended ("ODEP"), with respect to which a Form S-8 (Registration No. 33-88518) and amendment to such Form S-8 has been filed with the Commission. The filing fee paid in connection with the 50,000 shares registered under the Plan will be used in connection with the increase of 50,000 shares to the ODEP, registered by Amendment No. 2 to Form S-8 (Registration No. 33-88518). At the Annual Meeting of the Stockholders, held on May 15, 2002, the Stockholders approved the amendments to the Plan and the ODEP.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document or documents containing the information specified in Part I are not required to be filed with the Commission as part of this Amendment No. 1 to Form S-8 Registration Statement. Pursuant to Rule 428 promulgated under the Securities Act of 1933 (the "Securities Act"), the Company will deliver a prospectus meeting the requirements of Part I of Form S-8 to all participants in the Plan.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents, previously filed by the Company with the Commission (Commission File No. 0-16176) under the Securities Exchange Act of 1934 (the "Exchange Act"), are hereby incorporated by reference in this Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed March 26, 2002, (the "Annual Report").

     (b) The Company's Quarterly Report on Form 10-Q filed May 6, 2002.

     (c) The Company's Proxy Statement on Form DEF 14A filed on April 5, 2002.

     (d) All other reports filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the documents referred to in the Annual Report.

     (e) The material in the section entitled "Description of Registrant's Securities to be Registered" contained in (i) the Registration Statement on Form 8-A (File No. 1-12852) of Rouge Steel Company (predecessor of the Company) filed under Section 12 of the Exchange Act and (ii) the Company's Registration Statement on Form 8-B filed under Section 12 of the Exchange Act on July 31, 1997.

     In addition, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     General Corporate Law. The Company is incorporated under the laws of the State of Delaware. Section 145 ("Section 145") of the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (the "General Corporation Law"), inter alia, provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to such corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, provided that no indemnification is permitted without judicial approval if the officers, director, employee or agent is adjudged to be liable to the corporation. Where a present or former director or officer is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, the corporation must indemnify him or her against the expenses (including attorney fees) which such officer or director has actually and reasonably occurred. Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would otherwise have the power to indemnify him or her under Section 145.

     Amended and Restated By-Laws. The Company's Amended and Restated By-Laws provide that any director or officer of the Company shall be indemnified by the Company against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by applicable law.

     Insurance. All of the Company's directors and officers are covered by officers' and directors' liability insurance policies maintained by the Company against certain liabilities for actions taken in their capacities as such.

ITEM 7. EXEMPTION FROM REGISTRATION.

     Not applicable.

ITEM 8. EXHIBITS.

     The following exhibits are filed (except where otherwise indicated) as part of this Registration Statement:

     Exhibit No.  Description
     -----------  -----------

         4.1 Amended and Restated Certificate of Incorporation previously filed as Exhibit 3.1 to Registrant's Form 8-B, filed on July 31, 1997, which is incorporated herein by reference.

         4.2 Amended and Restated By-Laws of the Company, previously filed as Exhibit 3.2 to the Form 8-B, filed on July 31, 1997, which is incorporated herein by reference.

         4.3 Rouge Steel Company 2002 Stock Incentive Plan, previously filed as Annex B to the Registrant's Proxy Statement on form DEF 14A, filed on March 30, 2001, which is hereby incorporated by reference.

         4.4      First Amendment to Rouge Steel Company 2002 Stock Incentive
                  Plan.

         5 Opinion of Clark Hill PLC, previously filed as Exhibit 5 to Registration Statement on Form S-8 (333-75620), filed on December 20, 2001, which is incorporated herein by reference.

         23.1 Consent of Clark Hill PLC (included in Exhibit 5 to Registration Statement on Form S-8 (333-75620), filed on December 20, 2001, which is incorporated herein by reference).

         23.2     Consent of Independent Accountants.

         24 Power of Attorney, previously filed with Registration Statement on Form S-8 (Registration No. 333-75620), filed on December 20, 2001, which is incorporated herein by reference.


ITEM 9. UNDERTAKINGS.

     The Company hereby undertakes the following:

                  1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;
                       (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment to those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  4. For purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  5. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Dearborn, State of Michigan on the 18th day of June, 2002.


                             ROUGE INDUSTRIES, INC.


                             By:  /s/ Carl L. Valdiserri
                                  -----------------------------------
                                  Carl L. Valdiserri, Chief Executive Officer
                                  and Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                       DATE

/s/ Carl L. Valdiserri
----------------------
Carl L. Valdiserri                          CEO & Chairman of the Board                 June 18, 2002

/s/ Gary P. Latendresse*
------------------------                    Vice Chairman, Chief                        June 18, 2002
Gary P. Latendresse                         Financial Officer and Director


------------------------
Dominick C. Fanello                         Director                                    June___, 2002

/s/ John E. Lobbia*
-------------------
John E. Lobbia                              Director                                    June 18, 2002


------------------------
Peter J. Pestillo                           Director                                    June___, 2002


------------------------
Shamel T. Rushwin                           Director                                    June___, 2002

/s/ Clayton P. Shannon*
-----------------------
Clayton P. Shannon                          Director                                    June 18, 2002


* By:   /s/ Carl L. Valdiserri
        ----------------------
        Carl L. Valdiserri
        Attorney-in-Fact


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Compensation Committee of the Board as Plan Administrator has duly caused this Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan on the 18th day of June, 2002.

SIGNATURE                    TITLE                                        DATE

/s/ Carl L. Valdiserri       Designee of the Compensation Committee       June 18, 2002
----------------------
Carl L. Valdiserri

                                INDEX TO EXHIBITS

Exhibit Number
--------------

         4.1 Amended and Restated Certificate of Incorporation of the Company, previously filed as Exhibit 3.1 to Registration Statement on Form 8-B, filed on July 21, 1997, which is incorporated herein by reference.

         4.2 Amended and Restated By-Laws of the Company, previously filed as Exhibit 3.2 to the Form 8-B, filed on July 21, 1997, which is incorporated herein by reference.

         4.3 Rouge Steel Company 2002 Stock Incentive Plan, previously filed as Annex B to the Registrant's Proxy Statement on Form DEF 14A, filed on March 30, 2001, which is hereby incorporated by reference.

         4.4      First Amendment to Rouge Steel Company 2002 Stock Incentive
                  Plan.

         5 Opinion of Clark Hill PLC, previously filed as Exhibit 5 to Registration Statement on Form S-8 (333-75620), filed on December 20, 2001, which is incorporated herein by reference.

         23.1 Consent of Clark Hill PLC (included in Exhibit 5 to Registration Statement on Form S-8 (333-75620), filed on December 20, 2001, which is incorporated herein by reference).

         23.2     Consent of Independent Accountants.

         24 Power of Attorney, previously filed with Registration Statement on Form S-8 (Registration No. 333-75620), filed on December 20, 2001, which is incorporated herein by reference.